Exhibit 99.2

MELLON FINANCIAL CORPORATION

Notes to Financial Trends

Notes:

In March of 2005, Mellon announced an agreement to sell our Human Resources (HR) consulting practices, benefits administration and business process outsourcing businesses included in the former Human Resources & Investor Solutions (HR&IS) sector. As a result of this transaction, we applied discontinued operations accounting for the businesses sold.

In conjunction with the sale of the HR businesses, we realigned our business sectors. As part of this realignment, the Payment Solutions & Investor Services sector was created, which consists of Mellon Investor Services, from the former HR&IS sector, and two businesses, Global Cash Management and Mellon Financial Markets, both of which were previously included in the Treasury Services sector.

All prior periods have been restated for those changes. Prior period sector data may also reflect immaterial reclassifications resulting from minor changes made to be consistent with current period presentation.

Summations may not equal due to rounding. As a result of this rounding convention, there may exist immaterial differences between the sector trends data detailed above versus the sector trends data subsequently filed on Form 10-Q.

Discontinued Operations Accounting/Accounting Change(s) -

The income/(loss) from discontinued operations accounting and the cumulative effect of accounting change(s) has not been allocated to any sector.

Average Assets -

Where average deposits in a business sector are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Return on Common Equity/Pretax Operating Margin -

Ratios are presented on a continuing operations basis. Quarterly return on common equity ratios are annualized.

MELLON FINANCIAL CORPORATION

CONSOLIDATED RESULTS - 10 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr
Revenue:
Investment management	316	331	345	409	402	381	374	450	424	437
Institutional trust and custody	108	112	112	123	129	131	124	137	143	148
Securities lending revenue	15	22	16	16	18	24	16	18	24	33
Payment solutions & investor services	141	143	143	146	145	150	132	138	134	142
Other fee revenue	115	110	155	144	230	143	140	159	346	150

Total fee and other revenue	695	718	771	838	924	829	786	902	1,071	910
Net interest revenue	160	168	140	125	120	126	116	121	121	133

Total revenue	855	886	911	963	1,044	955	902	1,023	1,192	1,043
Credit quality expense	4	3	—	—	(7)	—	—	(4)	(1)	3
Operating expense	581	597	623	676	670	676	636	725	713	726

Income from continuing operations before income taxes (benefits) and cumulative effect of accounting change	270	286	288	287	381	279	266	302	480	314
Income taxes (benefits)	96	101	100	100	134	99	85	103	175	111

Income (loss) from continuing operations before cumulative effect of accounting change	174	185	188	187	247	180	181	199	305	203
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—

Income from continuing operations	167	185	188	187	247	180	181	199	305	203
Income from discontinued operations after-tax	(6)	(10)	(7)	(3)	(2)	(4)	2	(7)	(50)	(78)

Net income (loss)	$161	$175	$181	$184	$245	$176	$183	$192	$255	$125

EPS from continuing operations - fully diluted	$0.40	$0.43	$0.44	$0.43	$0.58	$0.42	$0.43	$0.47	$0.72	$0.49
Average loans	$8.2	$7.9	$7.4	$7.3	$7.5	$7.5	$7.0	$7.2	$6.9	$7.3
Average assets	$35.3	$34.3	$33.4	$32.4	$33.2	$33.4	$33.5	$36.0	$36.9	$36.2
Average deposits	$21.4	$19.1	$19.2	$18.2	$19.2	$19.8	$20.3	$22.0	$23.0	$22.3
Average common equity	$3.3	$3.5	$3.5	$3.7	$3.8	$3.9	$3.9	$4.0	$4.2	$4.1
Average Tier I preferred equity	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738
Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,428
Return on common equity	20%	21%	21%	21%	26%	19%	19%	20%	30%	20%
Pretax operating margin	32%	32%	31%	30%	37%	29%	30%	29%	40%	30%

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank. Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONINTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr
Investment management	$316	$331	$345	$409	$402	$381	$374	$450	$424	$437
Institutional trust & custody	123	134	128	139	147	155	140	155	167	181
Payment solutions & investor services	141	143	143	146	145	150	133	134	134	142
Foreign exchange trading	38	28	42	39	57	50	38	41	54	50
Financing-related	32	38	29	41	35	31	31	40	32	35
Equity investment	3	(18)	3	6	98	9	24	29	219	15
Other	22	29	53	35	28	36	35	43	31	38

Total fee and other revenue	675	685	743	815	912	812	775	892	1,061	898
Gains on the sales of securities	11	21	18	12	—	8	—	—	—	—

Total noninterest revenue (non-FTE)	$686	$706	$761	$827	$912	$820	$775	$892	$1,061	$898
FTE impact	9	12	10	11	12	9	11	10	10	12

Total noninterest revenue (FTE)	$695	$718	$771	$838	$924	$829	$786	$902	$1,071	$910

MEMO:
Performance fees	(1)	8	8	55	39	17	11	60	27	26
Fee and other revenue as a percentage of fee and net interest revenue (FTE) (a)	81%	81%	84%	87%	89%	87%	87%	88%	90%	87%
Market value of assets under management at period end (in billions)	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738
Market value of assets under administration or custody at period end (in billions)	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,428
S&P 500 Index - period end	848	975	996	1112	1126	1141	1115	1212	1181	1191
S&P 500 Index - daily average	861	938	1000	1056	1133	1123	1104	1163	1192	1182

(a)	The first quarter of 2004 and 2005 includes gains from the sale of the Corporation’s investment in Shinsei Bank of $93 million and $197 million, respectively. Excluding these gains, fee and other revenue as a percentage of fee and net interest revenue (FTE) would have totaled 88% in the first quarter of 2005 and 87% in the first quarter of 2004.

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NET INTEREST REVENUE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Net Interest Revenue (FTE)	$160	$168	$140	$125	$120	$125	$117	$121	$121	$133
Net Interest Margin (FTE)	2.74%	2.95%	2.51%	2.28%	2.16%	2.24%	2.03%	1.93%	1.92%	2.07%

Selected Average Balances:
Money Market Investments	$3,122	$2,765	$3,066	$3,270	$2,986	$2,703	$3,310	$4,157	$4,252	$3,307
Trading Account Securities	814	761	693	622	356	268	229	248	308	293
Securities	11,740	11,655	10,882	10,532	11,013	11,647	11,780	12,743	13,714	14,444
Loans	8,212	7,915	7,425	7,276	7,489	7,491	7,047	7,205	6,882	7,339
Interest Earning Assets	23,888	23,096	22,066	21,700	21,844	22,109	22,366	24,353	25,156	25,383
Deposits	21,376	19,067	19,185	18,378	19,227	19,776	20,295	22,083	23,035	22,314

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

OPERATING EXPENSE

(dollar amounts in millions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (b)	2nd Qtr (c)	3rd Qtr	4th Qtr (d)	1st Qtr (e)	2nd Qtr
Staff:
Compensation	$237	$230	$235	$240	$233	$235	$241	$263	$247	$250
Incentive (a)	50	61	73	109	100	89	84	120	108	114
Employee benefits	43	43	43	43	55	53	51	51	66	63

Total staff	330	334	351	392	388	377	376	434	421	427
Professional, legal and other purchased services	83	94	95	100	90	99	91	108	98	108
Net occupancy	52	52	56	56	56	79	57	43	59	57
Equipment	40	38	45	47	44	42	41	42	41	44
Business development	20	21	22	25	21	22	21	23	21	23
Communications	21	24	19	20	22	22	18	21	25	19
Amortization of intangible assets	4	4	5	4	4	5	4	6	6	7
Other	31	30	30	32	45	30	28	48	42	41

Total operating expense	$581	$597	$623	$676	$670	$676	$636	$725	$713	$726

(a)	Effective Jan. 1, 2003, Mellon began recording an expense for the estimated fair value of stock options using the prospective method under transitional guidance provided in the Statement of Financial Accounting Standards (SFAS) No. 148, “Accounting for Stock-Based Compensation - Transition and Disclosure.” Stock option expense totaled less than $1 million for the first three quarters of 2003 and approximately $1 million in the fourth quarter of 2003; approximately $4 million for each of the quarters of 2004; and $6 million for both quarters of 2005.

(b)	The first quarter of 2004 includes a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses held for sale, one of which was sold in the third quarter of 2004.

(c)	The second quarter of 2004 includes a $24 million pre-tax charge ($23 million - occupancy, $1 million - other) relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(d)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(e)	The first quarter of 2005 includes a $10 million pre-tax charge (included in other expense) for the early extinguishment of debt and $5 million of additional expense ($2 million of occupancy expense and $3 million of other expenses) related to charges recorded in 2004 for the move to the new Mellon Financial Centre in London and a writedown of the remaining small non-strategic businesses previously identified as held for sale (see footnote above).

MELLON FINANCIAL CORPORATION

ASSETS UNDER MANAGEMENT/ ADMINISTRATION OR CUSTODY - 10 Quarter Trend

(dollar amounts in billions unless otherwise noted)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Market value of assets under management at period end
Institutional	$326	$356	$375	$403	$421	$421	$419	$443	$463	$469
Mutual Funds	193	203	196	197	200	199	191	200	203	205
Private Client	47	53	54	57	58	59	60	64	63	64

Total market value of assets under management	566	612	625	657	679	679	670	707	729	738

Composition of assets under management at period end
Equity Funds	30%	32%	34%	36%	36%	36%	37%	39%	37%	37%
Fixed Income Funds	22%	21%	21%	20%	20%	21%	20%	20%	20%	19%
Money Market Funds	31%	29%	27%	25%	24%	22%	21%	21%	19%	20%
Securities lending cash collateral	9%	10%	10%	10%	11%	12%	13%	12%	15%	16%
Overlay and alternative investments	8%	8%	8%	9%	9%	9%	9%	8%	9%	8%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Managed mutual funds fee revenue (millions)
Equity Funds	$49	$52	$58	$65	$71	$76	$75	$83	$82	$84
Money Market Funds	73	68	68	61	58	58	56	51	49	54
Fixed Income Funds	35	39	38	34	34	31	31	32	30	30
Nonproprietary	9	8	9	12	12	11	13	14	15	16

Total managed mutual funds fee revenue	166	167	173	172	175	176	175	180	176	184

Average assets of proprietary mutual funds
Equity Funds	$34	$37	$40	$44	$48	$51	$50	$53	$54	$54
Money Market Funds	121	112	110	101	96	96	91	87	85	90
Fixed Income Funds	26	26	26	25	25	23	23	22	22	22

Total average assets of proprietary mutual funds	181	175	176	170	169	170	164	162	161	166

Market value of assets under administration or custody at period end	$2,181	$2,397	$2,493	$2,721	$2,824	$2,856	$2,978	$3,233	$3,293	$3,428

Total Assets
Managed	$566	$612	$625	$657	$679	$679	$670	$707	$729	$738
Administration/Custody	2,181	2,397	2,493	2,721	2,824	2,856	2,978	3,233	3,293	3,428 (a)

Total	$2,747	$3,009	$3,118	$3,378	$3,503	$3,535	$3,648	$3,940	$4,022	$4,166

(a)	Excludes assets of $310 billion that we manage and are also under administration or custody. These assets are included in assets under management.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

INSTITUTIONAL ASSET MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management (excluding performance fees)	107	115	122	135	145	146	148	174	183	192
Performance fees	(1)	8	8	55	39	17	11	60	27	26
Institutional trust and custody	7	7	7	8	6	6	7	5	6	6
Transfer revenue (a)	7	10	9	9	12	14	12	13	16	19
Other fee revenue	2	3	3	4	8	—	1	8	4	—

Total fee and other revenue	122	143	149	211	210	183	179	260	236	243
Net interest revenue (expense)	(4)	(5)	(4)	(3)	(4)	(4)	(4)	(4)	(4)	(5)

Total revenue	118	138	145	208	206	179	175	256	232	238
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Operating expense	109	110	114	148	138	128	128	187	162	165

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	9	28	31	60	68	51	47	69	70	73
Income taxes (benefits)	3	10	11	21	24	18	15	24	25	26

Income (loss) from continuing operations before cumulative effect of accounting change	6	18	20	39	44	33	32	45	45	47
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	6	18	20	39	44	33	32	45	45	47

Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—
Net income (loss)	$6	$18	$20	$39	$44	$33	$32	$45	$45	$47

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets	$1.4	$1.3	$1.3	$1.4	$1.4	$1.4	$1.5	$1.6	$1.4	$1.4
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.5	$0.5	$0.5	$0.5	$0.6	$0.6	$0.6	$0.6	$0.7	$0.7
Average Tier I preferred equity	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.4	$0.4	$0.4
Market value of assets under management at period end (in billions)(b)	$328	$358	$380	$411	$427	$423	$416	$452	$460	$460
Market value of assets under administration or custody at period end (in billions)	$7	$8	$9	$10	$7	$6	$8	$8	$9	$8
Return on common equity	5%	16%	17%	33%	33%	24%	22%	29%	26%	27%
Pretax operating margin	8%	20%	21%	29%	33%	28%	27%	27%	30%	30%

(a)	Consists largely of sub-advisory and distribution fees credited to the Institutional Asset Management sector by the Mutual Funds sector.

(b)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

MUTUAL FUNDS - 10 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management	145	143	146	143	144	143	141	139	133	139
Institutional trust and custody	(1)	(1)	(3)	1	(1)	1	(1)	1	1	(5)
Transfer revenue (a)	(15)	(13)	(14)	(13)	(15)	(14)	(14)	(15)	(16)	(18)
Other fee revenue	(1)	(2)	(2)	(1)	(2)	(3)	(2)	(2)	(2)	(2)

Total fee and other revenue	128	127	127	130	126	127	124	123	116	114
Net interest revenue (expense)	(1)	(2)	(1)	(2)	(1)	(2)	(2)	(1)	—	(1)

Total revenue	127	125	126	128	125	125	122	122	116	113
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Operating expense	78	81	82	85	79	79	78	80	78	79

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	49	44	44	43	46	46	44	42	38	34
Income taxes (benefits)	17	16	15	15	16	17	14	14	14	12

Income (loss) from continuing operations before cumulative effect of accounting change	32	28	29	28	30	29	30	28	24	22
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	32	28	29	28	30	29	30	28	24	22
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$32	$28	$29	$28	$30	$29	$30	$28	$24	$22

Average loans	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average assets	$0.7	$0.7	$0.6	$0.6	$0.5	$0.6	$0.6	$0.6	$0.5	$0.5
Average deposits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Average common equity	$0.2	$0.2	$0.2	$0.3	$0.2	$0.2	$0.2	$0.2	$0.3	$0.3
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)	$152	$157	$146	$143	$141	$142	$134	$133	$127	$127
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	50%	47%	47%	44%	50%	53%	51%	46%	36%	33%
Pretax operating margin	38%	36%	35%	33%	37%	37%	36%	34%	33%	30%

(a)	Consists of sub-advisory and distribution fees credited to other sectors.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PRIVATE WEALTH MANAGEMENT - 10 Quarter Trend

(dollar amounts in millions, averages in billions; presented on an FTE basis)	2003				2004				2005
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Investment management	65	65	69	76	74	75	74	77	81	80
Institutional trust and custody	2	2	2	3	2	2	3	2	3	2
Transfer revenue	3	2	4	1	2	1	1	—	—	—
Other fee revenue	3	4	3	4	4	2	2	4	3	4

Total fee and other revenue	73	73	78	84	82	80	80	83	87	86
Net interest revenue (expense)	58	59	55	51	52	55	53	52	57	55

Total revenue	131	132	133	135	134	135	133	135	144	141
Credit quality expense	—	—	—	1	—	1	—	—	—	—
Operating expense	68	73	76	76	77	78	78	83	80	81

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	63	59	57	58	57	56	55	52	64	60
Income taxes (benefits)	22	21	20	20	20	20	18	17	23	22

Income (loss) from continuing operations before cumulative effect of accounting change	41	38	37	38	37	36	37	35	41	38
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	41	38	37	38	37	36	37	35	41	38
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$41	$38	$37	$38	$37	$36	$37	$35	$41	$38

Average loans	$2.7	$2.8	$2.9	$3.1	$3.3	$3.4	$3.4	$3.5	$3.6	$3.7
Average assets	$5.4	$5.5	$5.5	$5.6	$6.0	$6.2	$6.3	$6.4	$6.6	$6.6
Average deposits	$4.6	$4.6	$4.6	$4.7	$5.0	$5.3	$5.4	$5.5	$5.7	$5.8
Average common equity	$0.4	$0.4	$0.4	$0.5	$0.5	$0.5	$0.5	$0.5	$0.4	$0.4
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.1	$0.1	$0.2
Market value of total client assets at period end (in billions)(a)	$64	$69	$71	$75	$76	$76	$76	$78	$77	$78
Return on common equity	39%	36%	35%	34%	31%	30%	31%	28%	40%	38%
Pretax operating margin	48%	45%	43%	43%	43%	41%	41%	38%	44%	43%

(a)	Includes assets under management, before amounts subadvised by/for other sectors, of $49 billion and $50 billion in the first and second quarters, respectively, of 2005, $47 billion, $46 billion, $47 billion and $50 billion in the first, second, third and fourth quarters, respectively, of 2004, $40 billion, $44 billion, $45 billion, and $47 billion in the first, second, third and fourth quarters, respectively, of 2003.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

ASSET SERVICING - 10 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Institutional trust and custody	100	105	104	113	120	118	113	127	132	142
Securities lending revenue	15	22	16	16	18	24	16	18	24	33
Transfer revenue	1	—	—	1	—	(2)	—	—	(2)	(2)
Other fee revenue	50	40	56	46	62	62	45	51	62	59

Total fee and other revenue	166	167	176	176	200	202	174	196	216	232
Net interest revenue (expense)	20	23	21	18	14	18	17	20	19	21

Total revenue	186	190	197	194	214	220	191	216	235	253
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Operating expense	145	147	157	163	163	163	160	176	180	191

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	41	43	40	31	51	57	31	40	55	62
Income taxes (benefits)	15	15	14	11	18	20	10	14	20	22

Income (loss) from continuing operations before cumulative effect of accounting change	26	28	26	20	33	37	21	26	35	40
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	28	26	20	33	37	21	26	35	40
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$28	$26	$20	$33	$37	$21	$26	$35	$40

Average loans	$—	$0.1	$—	$—	$0.1	$0.1	$—	$—	$—	$—
Average assets	$5.4	$5.7	$6.1	$6.2	$7.1	$6.8	$7.0	$8.0	$8.2	$8.1
Average deposits	$3.5	$4.2	$4.5	$4.6	$5.5	$5.4	$5.8	$6.5	$7.0	$6.9
Average common equity	$0.5	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.6	$0.5	$0.5
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1
Market value of assets under management at period end (in billions)(a)	$44	$51	$53	$55	$64	$68	$73	$74	$95	$104
Market value of assets under administration or custody at period end (in billions)	$2,157	$2,369	$2,463	$2,688	$2,793	$2,826	$2,946	$3,199	$3,259	$3,394 (b)
Return on common equity	21%	19%	18%	13%	22%	25%	14%	17%	30%	33%
Pretax operating margin	22%	23%	20%	16%	24%	26%	16%	19%	24%	24%

MEMO:
Gross joint venture revenue	$81	$100	$92	$94	$108	$108	$102	$112	$121	$130
Securities on Loan (c)	$63	$71	$76	$79	$100	$95	$100	$115	$150	$160

(a)	Represents the investment of securities lending cash collateral managed by the Asset Servicing Sector. Prior periods are restated to reflect these assets, which had previously been shown in the Institutional Asset Management Sector; fees associated with these assets are recorded as securities lending revenue above.

(b)	Excludes assets of $310 billion that we manage and are also under administration or custody. These assets are included in assets under management.

(c)	Represents the total dollar amount of securities on loan, both cash and non-cash, at period end by the Corporation, affiliates and a joint venture.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

PAYMENT SOLUTIONS & INVESTOR SERVICES - 10 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Revenue:
Payment solutions & investor services	141	143	143	146	145	150	132	138	134	142
Transfer revenue	1	(1)	1	(1)	—	—	—	—	—	—
Other fee revenue	3	2	3	5	3	4	6	5	8	6

Total fee and other revenue	145	144	147	150	148	154	138	143	142	148
Net interest revenue (expense)	39	45	36	32	31	30	29	33	37	33

Total revenue	184	189	183	182	179	184	167	176	179	181
Credit quality expense	—	—	—	—	—	—	—	—	—	—
Operating expense	128	132	132	133	125	130	120	134	133	135

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	56	57	51	49	54	54	47	42	46	46
Income taxes (benefits)	20	20	18	17	19	19	15	14	17	16

Income (loss) from continuing operations before cumulative effect of accounting change	36	37	33	32	35	35	32	28	29	30
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	36	37	33	32	35	35	32	28	29	30
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$36	$37	$33	$32	$35	$35	$32	$28	$29	$30

Average loans	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$—
Average assets	$11.3	$7.7	$8.0	$6.6	$6.6	$6.9	$7.0	$7.7	$7.8	$7.2
Average deposits	$10.5	$6.8	$7.1	$5.9	$5.9	$6.2	$6.2	$7.0	$7.1	$6.4
Average common equity	$0.4	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3	$0.3
Average Tier I preferred equity	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$0.1	$—
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	36%	43%	38%	40%	46%	48%	45%	37%	38%	38%
Pretax operating margin	30%	30%	28%	27%	30%	29%	29%	24%	26%	25%

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

TREASURY SERVICES/OTHER ACTIVITY - 10 Quarter Trend

	2003				2004				2005
(dollar amounts in millions, averages in billions; presented on an FTE basis)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr (a)	2nd Qtr (b)	3rd Qtr	4th Qtr (c)	1st Qtr (d)	2nd Qtr
Revenue:
Institutional trust and custody	—	(1)	2	(2)	2	4	2	2	1	3
Transfer revenue	3	2	—	3	1	1	1	2	2	1
Other fee revenue	58	63	92	86	155	78	88	93	271	83

Total fee and other revenue	61	64	94	87	158	83	91	97	274	87
Net interest revenue (expense)	48	48	33	29	28	29	23	21	12	30

Total revenue	109	112	127	116	186	112	114	118	286	117
Credit quality expense	4	3	—	(1)	(7)	(1)	—	(4)	(1)	3
Operating expense	53	54	62	71	88	98	72	65	80	75

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	52	55	65	46	105	15	42	57	207	39
Income taxes (benefits)	19	19	22	16	37	5	13	20	76	13

Income (loss) from continuing operations before cumulative effect of accounting change	33	36	43	30	68	10	29	37	131	26
Cumulative effect of accounting change	(7)	—	—	—	—	—	—	—	—	—

Income from continuing operations	26	36	43	30	68	10	29	37	131	26
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$26	$36	$43	$30	$68	$10	$29	$37	$131	$26

Average loans	$5.4	$4.9	$4.4	$4.1	$4.0	$3.9	$3.5	$3.6	$3.2	$3.6
Average assets	$10.0	$12.4	$10.9	$11.1	$11.0	$10.9	$10.5	$11.1	$11.9	$12.4
Average deposits	$2.8	$3.5	$3.0	$3.0	$2.8	$2.9	$2.9	$3.0	$3.2	$3.2
Average common equity	$1.3	$1.5	$1.5	$1.5	$1.6	$1.7	$1.7	$1.8	$2.0	$1.9
Average Tier I preferred equity	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2	$0.2
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Return on common equity	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m
Pretax operating margin	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m	n/m

(a)	The first quarter of 2004 includes a pre-tax gain of $93 million from the sale of approximately 35% of the Corporation’s investment in Shinsei Bank. Also included in the first quarter of 2004 is a pre-tax charge of $19 million associated with a writedown of two small non-strategic businesses, one of which was sold in the third quarter of 2004.

(b)	The second quarter of 2004 includes a $24 million pre-tax charge relating to vacating 10 leased locations in London and moving into the new Mellon Financial Centre in London.

(c)	The fourth quarter of 2004 includes a $17 million pre-tax occupancy expense reversal relating to the reduction of a sublease loss reserve following the execution of a new lease on our Pittsburgh headquarters building.

(d)	The first quarter of 2005 includes a pre-tax gain of $197 million from the sale of our remaining investment in Shinsei Bank, a pre-tax charge of $10 million associated with the early extinguishment of debt, an additional $3 million pre-tax writedown of the remaining small, non-strategic business previously identified as held for sale (see footnote above) and an additional $2 million pre-tax charge associated with the move to the new Mellon Financial Centre in London (see footnote above).

n/m - not meaningful

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

	Institutional Asset Management			Mutual Funds			Private Wealth Management			Asset Servicing
(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004 (a)	2003 (a)	2002 (a)	2004	2003	2002	2004	2003	2002	2004	2003	2002
Revenue:
Investment management	740	549	494	567	577	630	300	275	277	—	—	—
Institutional trust and custody	24	29	23	—	(4)	4	9	9	11	478	422	434
Securities lending revenue	—	—	—	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	—	—	—	—	—	—	—	—	—	—	—	—
Transfer revenue	51	35	38	(58)	(55)	(59)	4	10	17	(2)	2	(2)
Other fee revenue	17	12	7	(9)	(6)	(11)	12	14	15	220	192	162

Total fee and other revenue	832	625	562	500	512	564	325	308	320	772	685	669
Net interest revenue (expense)	(16)	(16)	(28)	(6)	(6)	5	212	223	209	69	82	95

Total revenue	816	609	534	494	506	569	537	531	529	841	767	764
Credit quality expense	—	—	—	—	—	—	1	1	—	—	—	—
Total operating expense	581	481	454	316	326	344	316	293	278	662	612	572

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	235	128	80	178	180	225	220	237	251	179	155	192
Income taxes (benefits)	81	45	29	61	63	82	75	83	92	62	55	70

Income (loss) from continuing operations before cumulative effect of accounting change	154	83	51	117	117	143	145	154	159	117	100	122
Cumulative effect of accounting change	—	—	—	—	—	—	—	—	—	—	—	—

Income from continuing operations	154	83	51	117	117	143	145	154	159	117	100	122
Income from discontinued operations after-tax	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$154	$83	$51	$117	$117	$143	$145	$154	$159	$117	$100	$122

Average loans	$—	$—	$—	$—	$—	$—	$3.4	$2.9	$2.7	$0.1	$—	$—
Average assets	$1.4	$1.3	$1.2	$0.6	$0.7	$0.7	$6.2	$5.5	$5.0	$7.2	$5.9	$4.7
Average deposits	$—	$—	$—	$—	$—	$—	$5.3	$4.6	$4.4	$5.8	$4.2	$3.4
Average common equity	$0.6	$0.5	$0.2	$0.2	$0.2	$0.4	$0.5	$0.4	$0.2	$0.6	$0.6	$0.5
Average Tier I preferred equity	$0.3	$0.3	$—	$0.1	$0.1	$—	$0.2	$0.2	$—	$0.1	$0.1	$—
Market value of assets under management at period end (in billions) (b)	$452	$411	$332	$133	$143	$164	$48	$48	$44	$74	$55	$41
Market value of assets under administration or custody at period end (in billions)	$8	$10	$7	$—	$—	$—	$26	$23	$18	$3,199	$2,688	$2,129
Return on common equity	27%	18%	24%	50%	47%	35%	30%	36%	76%	20%	18%	26%
Pretax operating margin	29%	21%	15%	36%	36%	39%	41%	45%	48%	21%	20%	25%

(a)	Includes performance fees of $127 million, $70 million and $47 million for 2004, 2003 and 2002, respectively.

(b)	Restated to reflect transfer of securities lending assets to the Asset Servicing sector as the fees associated with those assets are classified as securities lending revenue and recorded in the Asset Servicing sector.

MELLON FINANCIAL CORPORATION

BUSINESS SECTORS

	Payment Solutions & Investor Services			Total Treasury Services/Other Activity			Consolidated Results
(dollar amounts in millions, averages in billions; presented on an FTE basis)	2004	2003	2002	2004	2003	2002	2004 (a)	2003 (a)	2002 (a)
Revenue:
Investment management (a)	—	—	—	—	—	—	1,607	1,401	1,401
Institutional trust and custody	—	—	—	10	(1)	2	521	455	474
Securities lending revenue	—	—	—	—	—	—	76	69	75
Payment solutions & investor services	565	573	561	—	—	—	565	573	561
Transfer revenue	—	—	—	5	8	6	—	—	—
Other fee revenue	18	13	29	414	299	247	672	524	449

Total fee and other revenue (b)	583	586	590	429	306	255	3,441	3,022	2,960
Net interest revenue (expense) (c)	123	152	149	101	158	210	483	593	640

Total revenue (d)	706	738	739	530	464	465	3,924	3,615	3,600
Credit quality expense	—	—	—	(12)	6	172	(11)	7	172
Total operating expense	509	525	520	323	240	221	2,707	2,477	2,389

Income from continuing operations before taxes (benefits) and cumulative effect of accounting change	197	213	219	219	218	72	1,228	1,131	1,039
Income taxes (benefits) (d)	67	75	79	75	76	23	421	397	375

Income (loss) from continuing operations before cumulative effect of accounting change	130	138	140	144	142	49	807	734	664
Cumulative effect of accounting change	—	—	—	—	(7)	—	—	(7)	—

Income from continuing operations	130	138	140	144	135	49	807	727	664
Income from discontinued operations after-tax	—	—	—	—	—	—	(11)	(26)	18

Net income (loss)	$130	$138	$140	$144	$135	$49	$796	$701	$682

Average loans	$0.1	$0.1	$0.1	$3.7	$4.7	$6.6	$7.3	$7.7	$9.4
Average assets (e)	$7.1	$8.4	$9.0	$10.9	$11.1	$11.6	$34.0	$33.9	$33.7
Average deposits	$6.4	$7.6	$8.1	$2.9	$3.1	$3.1	$20.4	$19.5	$19.0
Average common equity	$0.3	$0.3	$0.2	$1.6	$1.5	$1.9	$3.8	$3.5	$3.4
Average Tier I preferred equity	$0.1	$0.1	$—	$0.2	$0.2	$1.0	$1.0	$1.0	$1.0
Market value of assets under management at period end (in billions)	$—	$—	$—	$—	$—	$—	$707	$657	$581
Market value of assets under administration or custody at period end (in billions)	$—	$—	$—	$—	$—	$—	$3,233	$2,721	$2,154
Return on common equity	44%	39%	56%	n/m	n/m	n/m	21%	21%	20%
Pretax operating margin	28%	29%	30%	n/m	n/m	n/m	31%	31%	29%

(a)	Includes performance fees of $127 million, $70 million and $47 million for 2004, 2003 and 2002, respectively.

(b)	Consolidated results include FTE impact of $42 million, $42 million and $42 million for 2004, 2003 and 2002, respectively.

(c)	Consolidated results include FTE impact of $17 million, $16 million and $13 million for 2004, 2003 and 2002, respectively.

(d)	Consolidated results include FTE impact of $59 million, $58 million and $55 million for 2004, 2003 and 2002, respectively.

(e)	Where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations of $0.6 billion, $1.0 billion and $1.5 billion for 2004, 2003 and 2002, respectively.

n/m - not meaningful

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

NONPERFORMING ASSETS

	2003				2004				2005
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Nonperforming loans:
Commercial and financial	$42	$57	$51	$49	$48	$11	$17	$10	$9	$7
Personal	3	3	2	2	2	3	3	4	4	4
Commercial real estate	—	—	—	—	1	—	—	—	—	—
Lease finance assets	—	—	9	—	—	—	—	15	15	15

Total nonperforming loans	45	60	62	51	51	14	20	29	28	26
Total acquired property	1	1	1	1	—	1	1	—	—	—

Total nonperforming assets	$46	$61	$63	$52	$51	$15	$21	$29	$28	$26

Nonperforming loans as a percentage of total loans	0.58%	0.77%	0.86%	0.69%	0.68%	0.20%	0.30%	0.43%	0.39%	0.34%
Nonperforming assets as a percentage of Tier I capital plus the reserve for loan losses	2.01%	2.51%	2.48%	2.09%	1.99%	0.56%	0.82%	1.08%	0.98%	0.87	%(a)

(a)	Preliminary

MELLON FINANCIAL CORPORATION

CONTINUING OPERATIONS - 10 Quarter Trend

PROVISION AND RESERVE FOR CREDIT EXPOSURE

	2003				2004				2005
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr
Reserve Activity:
Loan losses	127	114	113	110	103	94	96	98	98	87
Unfunded commitments	52	64	66	71	75	77	73	71	67	77

Reserve at beginning of period	$179	$178	$179	$181	$178	$171	$169	$169	$165	$164
Total credit losses	(1)	(1)	(2)	(2)	—	(2)	(1)	(1)	(1)	—
Total recoveries	10	1	4	2	—	2	1	2	1	1

Sub-total - net credit recoveries (losses)	$9	$—	$2	$—	$—	$—	$—	$1	$—	$1
Credit losses on loans transferred to held for sale	(11)	(2)	—	(3)	—	—	—	—	—	—

Total net credit recoveries (losses)	$(2)	$(2)	$2	$(3)	$—	$—	$—	$1	$—	$1
Impact of disposals and acquisitions	—	—	—	—	—	—	—	—	—	—
Securitizations	—	—	—	—	—	(2)	—	(1)	—	—
Loss on sale of commitments	(3)	—	—	—	—	—	—	—	—	—
Provision for credit losses	4	3	—	—	(7)	—	—	(4)	(1)	3

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168
Reserve for loan losses	$114	$113	$110	$103	$94	$96	$98	$98	$87	$87
Reserve for unfunded commitments	64	66	71	75	77	73	71	67	77	81

Reserve at end of period	$178	$179	$181	$178	$171	$169	$169	$165	$164	$168
Reserve for loan losses as a percentage of total loans (a)	1.46%	1.46%	1.52%	1.37%	1.27%	1.39%	1.40%	1.45%	1.23%	1.15%
Reserve for unfunded commitments as a percentage of unfunded commitments (a)	0.32%	0.35%	0.39%	0.44%	0.46%	0.47%	0.47%	0.47%	0.54%	0.58%
Annualized net credit losses to average loans	0.09%	0.11%	-0.12%	0.21%	—%	—%	—%	-0.03%	—%	—%

(a)	At period end.